Earnings per Share - Summary of Earnings Per Share (Detail) - CAD ($) $ / shares in Units, shares in Thousands, $ in Millions	12 Months Ended
	Oct. 31, 2018	Oct. 31, 2017	Oct. 31, 2016
Basic EPS
Net income attributable to equity shareholders	$ 5,267	$ 4,699	$ 4,275
Less: preferred share dividends and premiums	89	52	38
Net income attributable to common shareholders	$ 5,178	$ 4,647	$ 4,237
Weighted-average common shares outstanding (thousands)	443,082	412,636	395,389
Basic EPS	$ 11.69	$ 11.26	$ 10.72
Diluted EPS
Net income attributable to common shareholders	$ 5,178	$ 4,647	$ 4,237
Weighted-average common shares outstanding (thousands)	443,082	412,636	395,389
Add: stock options potentially exercisable (1) (thousands)	1,111	827	530
Add: restricted shares and equity-settled consideration (thousands)	434	100	0
Weighted-average diluted common shares outstanding (thousands)	444,627	413,563	395,919
Diluted EPS	$ 11.65	$ 11.24	$ 10.70